HOWARD
                                    CAPITAL
                               APPRECIATION FUND

                                 ANNUAL REPORT
                               NOVEMBER 30, 2002

November 30, 2002

Dear Shareholder:

   Over the past 10 weeks, the major domestic equity market indices have appreciated significantly from the market lows reached in early October 2002. I am pleased to report that based upon total return, the Fund has outperformed the S&P 500 Index ("S&P 500") for the year, as well as since inception. For the twelve-month period ended November 30th, the Fund outperformed the S&P 500 Index almost 2 full percentage points, -14.53% vs. -16.51%. Since inception (12/29/1998), the Fund has outperformed the S&P 500 Index, on an annualized basis, by more than 4 full percentage points, -1.31% and -5.38% (-5.06% vs. -19.50% on a cumulative basis).

   Entering 2002, our longer-term perspective remained unchanged - after two years of severe underperformance, the pendulum of investment styles would swing away from growth at any price towards value oriented disciplines, or at least growth at a reasonable price. We felt that while the 'growth at any price' issues that populate the NASDAQ may not lose value after a near 75% decline, they would continue to under-perform large capitalization, strong balance sheet, 'old-economy' companies. Furthermore, with the equity markets having appreciated so sharply from the September 2001 lows, any disappointment with respect to economic growth and/or corporate profits would accelerate this process.

   In line with our thinking, we took the opportunity at the onset of the year to reduce our exposure to equities in favor of a more defensive portfolio allocation. This position served us well as the equity markets have now produced three straight years of negative returns.

   Both the depth and duration of the stock market decline have reached levels that are characteristic of the latter stages of a bear market. Equity valuations have been reduced to levels that many analysts would consider at least fair, if not attractive. Interest rates remain at a forty-year low and the Federal Reserve confirmed, when it changed the bias toward ease at the August meeting, that rates will most likely not be increased until at least the latter half of calendar 2003. Importantly, yield spreads between corporates and treasuries have begun to improve. This is an indication of improved liquidity in the fixed income markets, which will provide increased flexibility to corporations as they adapt their businesses to the current economic environment.

   A number of geopolitical and economic issues continue to bear down upon an investor universe that still 'overowns' equities. Concerns regarding corporate trust, accounting issues and the possibility of hostilities in the Middle East continue to weigh heavily on investor confidence. The twenty-year secular bull market has left individuals and institutions alike with an asset allocation to equities far above equilibrium. This has resulted in unenthusiastic buying when the market rises on good news and continuous liquidation during periods of consolidation.

   We believe that as we approach year-end, it will become increasingly difficult for the market to maintain its current momentum. The month of December has historically had minimal volatility. Once we enter the first quarter, the investment community will have a better perspective on both economic and profit growth prospects for 2003-2004, as well as on the probable benefits of the Administration's pro-business policy initiatives. With the Republican majority in Congress, the Administration has intimated that it will aggressively pursue tax reduction and a new energy policy.

   We do not believe that the recent lows mark the inception of a new cyclical bull market. Although much of the quantitative data would suggest meaningful improvement, the aforementioned qualitative concerns remain. We maintain the view that although much of the risk in the equity markets has been mitigated, the extent of investor reward is not yet clear. These uncertainties and confusion over the timing of a new cyclical bull market are all part and parcel of the "bottoming process". Until the outlook improves concerning these issues, we continue to maintain a defensive posture in the Fund.

Sincerely,

/s/Anthony Orphanos

Anthony Orphanos
Chief Investment Officer

Opinions expressed above are those of Anthony Orphanos and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over the counter and not on an exchange. One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.  01/03

Comparison of the change in value of a $10,000 investment in the Howard Capital
  Appreciation Fund vs the S&P 500 Index, and the Lipper Multi-Cap Growth Fund
                                     Index.

                   Howard Capital                             Lipper Multi-Cap
    Date         Appreciation Fund        S&P 500 Index      Growth Fund Index
    ----         -----------------        -------------      -----------------
  12/29/98            $10,000               $10,000               $10,000
   2/28/99            $10,230               $10,128               $10,062
   5/31/99            $10,770               $10,683               $10,682
   8/31/99            $11,450               $10,870               $11,060
  11/30/99            $12,040               $11,469               $12,715
   2/29/00            $17,714               $11,316               $16,803
   5/31/00            $11,743               $11,803               $14,300
   8/31/00            $14,013               $12,644               $16,873
  11/30/00            $10,733               $10,986               $12,483
   2/28/01            $11,018               $10,389               $11,210
   5/31/01            $11,139               $10,557               $11,170
   8/31/01            $10,492                $9,560                $9,483
  11/30/01            $11,109                $9,643                $9,485
   2/28/02            $10,722                $9,400                $8,779
   5/31/02            $10,529                $9,095                $8,484
   8/31/02             $8,926                $7,840                $6,918
  11/30/02             $9,494                $8,050                $7,299

     Total Return:
     -------------
                                                1 YEAR      SINCE INCEPTION2<F2>
                                                ------      --------------------
     Howard Capital Appreciation Fund1<F1>      -14.53%            -1.31%
     S&P 500 Index                              -16.51%            -5.38%
     Lipper Multi Cap Growth Fund Index         -23.05%            -7.44%

Past performance does not guarantee future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designated to represent the broad domestic economy.

The Lipper Multi-Cap Growth Fund Index invests in a variety of market capitalization ranges, without concentrating 75% of their Equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S & P 500 Mid-Cap 400 Index. Mutli-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universe average.

1<F1>     The Fund commenced operations on December 29, 1998.
2<F2> These figures report the Average Annual Total Return. The Average Annual Total Return represents the average change in account value over the period indicated.

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2002

  Shares      COMMON STOCKS:  37.37%                             Market Value
  ------      ----------------------                             ------------
              AEROSPACE/DEFENSE - EQUIPMENT: 4.34%
  17,000      Honeywell International, Inc.                       $   439,790
                                                                  -----------

              AUTOMOBILES & COMPONENTS: 1.96%
   5,000      General Motors Corp.                                    198,500
                                                                  -----------

              CONSUMER GOODS: 2.40%
   8,000      The Gillette Co.                                        242,560
                                                                  -----------

              ELECTRIC EQUIPMENT:  2.58%
   5,000      Emerson Electric Co.                                    260,750
                                                                  -----------

              ELECTRONIC COMPONENTS - SEMICONDUCTOR: 2.58%
  13,000      Texas Instruments, Inc.                                 261,430
                                                                  -----------

              FINANCIALS - DIVERSIFIED FINANCIAL SERVICES:  10.39%
   5,800      American International Group, Inc.                      377,870
   8,900      Citigroup, Inc.                                         346,032
  13,000      J.P. Morgan Chase & Co.                                 327,210
                                                                  -----------
                                                                    1,051,112
                                                                  -----------

              HEALTHCARE - PHARMACEUTICALS: 4.99%
   8,500      Merck & Co, Inc.                                        504,985
                                                                  -----------

              MEDICAL - BIOMEDICAL/GENOMICS: 4.38%
   5,800      Amgen, Inc.*<F3>                                        273,760
  15,000      Applera Corporation - Celera Genomics Group*<F3>        169,050
                                                                  -----------
                                                                      442,810
                                                                  -----------

              MULTIMEDIA: 2.10%
  13,000      AOL Time Warner, Inc.*<F3>                              212,810
                                                                  -----------

              TECHNOLOGY - SEMICONDUCTORS:  1.65%
   8,000      Intel Corp.                                             167,040
                                                                  -----------

              Total Common Stocks (Cost $5,968,867)                 3,781,787
                                                                  -----------

              EXCHANGE-TRADED FUNDS: 30.84%
              -----------------------------
 113,000      Nasdaq-100 Index Tracking Stock                       3,121,060
                                                                  -----------

              Total Exchange-Traded Funds (Cost $2,926,049)         3,121,060
                                                                  -----------

              SHORT-TERM INVESTMENTS: 8.18%
              -----------------------------
 827,406      Federated Cash Trust Treasury Money Market
                (Cost $827,406)                                       827,406
                                                                  -----------

              Total Investments in Securities
                (Cost $9,722,322):  76.39%                          7,730,253
              Other Assets Less Liabilities:  23.61%                2,388,986
                                                                  -----------
              Net Assets:  100.00%                                $10,119,239
                                                                  -----------
                                                                  -----------

*<F3>  Non-income producing securities.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT NOVEMBER 30, 2002

ASSETS
   Investments in securities, at value
     (identified cost $9,722,322)                                  $ 7,730,253
   Receivables
       Securities sold                                               2,405,534
       Dividends                                                        10,450
   Prepaid expenses                                                      2,975
                                                                   -----------
           Total assets                                             10,149,212
                                                                   -----------

LIABILITIES
   Payables
       Due to advisor                                                    1,238
       Distribution fees                                                 1,914
       Due to administrator                                              2,466
   Accrued expenses and other liabilities                               24,355
                                                                   -----------
           Total liabilities                                            29,973
                                                                   -----------

NET ASSETS                                                         $10,119,239
                                                                   -----------
                                                                   -----------

Net asset value, offering and redemption price per share
  [$10,119,239 / 1,080,635 shares outstanding; unlimited
  number of shares (par value $0.01) authorized]                         $9.36
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $14,134,556
   Accumulated net realized loss on investments                     (2,023,248)
   Net unrealized depreciation on investments                       (1,992,069)
                                                                   -----------
           Net assets                                              $10,119,239
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED NOVEMBER 30, 2002

INVESTMENT INCOME
   Income
       Dividend Income                                             $   119,551
                                                                   -----------

   Expenses
       Advisory fees (Note 3)                                           98,493
       Administration fee (Note 3)                                      29,999
       Distribution Expense (Note 3)                                    24,623
       Professional fees                                                27,804
       Registration fees                                                17,213
       Fund accounting fees                                             15,399
       Transfer agent fees                                              13,801
       Trustees' fees                                                    5,801
       Miscellaneous                                                     5,001
       Custody fees                                                      3,700
       Reports to shareholders                                           3,200
       Insurance expense                                                 1,267
                                                                   -----------
           Total expenses                                              246,301
           Less: advisory fee waiver (Note 3)                          (54,268)
                                                                   -----------
           Net expenses                                                192,033
                                                                   -----------
               Net investment loss                                     (72,482)
                                                                   -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from security transactions                       (560,636)
   Net change in unrealized depreciation on investments               (827,004)
                                                                   -----------
       Net realized and unrealized loss on investments              (1,387,640)
                                                                   -----------
               NET DECREASE IN NET ASSETS
                 RESULTING FROM OPERATIONS                         $(1,460,122)
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Year                Year
                                                                       Ended               Ended
                                                                 November 30, 2002   November 30, 2001
                                                                 -----------------   -----------------
(DECREASE)/INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                               $   (72,482)        $   (19,725)
   Net realized loss on security transactions                           (560,636)           (517,047)
   Net change in unrealized (depreciation) / appreciation
     on investments                                                     (827,004)            984,905
                                                                     -----------         -----------
       NET (DECREASE) / INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                                              (1,460,122)            448,133
                                                                     -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                            (27,851)               (235)
   From net realized gain on security transactions                             0            (146,109)
                                                                     -----------         -----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS                               (27,851)           (146,344)
                                                                     -----------         -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net increase/(decrease) in net assets derived from net change
     in outstanding shares (a)<F4>                                       303,184          (2,832,833)
                                                                     -----------         -----------
       TOTAL DECREASE IN NET ASSETS                                   (1,184,789)         (2,531,044)
                                                                     -----------         -----------

NET ASSETS
Beginning of year                                                     11,304,028          13,835,072
                                                                     -----------         -----------
END OF YEAR                                                          $10,119,239         $11,304,028
                                                                     -----------         -----------
                                                                     -----------         -----------

(a)<F4>  A summary of share transactions is as follows:

                                                                    Year                          Year
                                                                    Ended                         Ended
                                                              November 30, 2002             November 30, 2001
                                                          ------------------------      ------------------------
                                                          Shares   Paid in Capital      Shares   Paid in Capital
                                                          ------   ---------------      ------   ---------------
Shares sold                                               304,197     $2,802,047         89,764    $   949,910
Shares issued on reinvestments of distributions             2,517         27,525         12,056        131,045
Shares redeemed                                          (255,125)    (2,526,388)      (362,518)    (3,913,788)
                                                         --------     ----------       --------    -----------
Net increase/(decrease)                                    51,589     $  303,184       (260,698)   $(2,832,833)
                                                         --------     ----------       --------    -----------
                                                         --------     ----------       --------    -----------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                        December 29, 1998*<F5>
                                                                    Year Ended November 30,                    through
                                                               2002           2001        2000++<F9>      November 30, 1999
                                                               ----           ----        ----------      -----------------
Net asset value, beginning of period                          $10.98         $10.73         $12.04              $10.00
                                                              ------         ------         ------              ------

Income from investment operations:
     Net investment (loss)                                     (0.07)         (0.02)         (0.04)               0.00
     Net realized and unrealized
       (loss)/gain on investments                              (1.52)          0.39          (1.27)               2.04
                                                              ------         ------         ------              ------
Total from investment operations                               (1.59)          0.37          (1.31)               2.04
                                                              ------         ------         ------              ------

Less distributions:
     From net investment income                                (0.03)          0.00**<F6>     0.00**<F6>          0.00
     From realized gain from security transactions              0.00          (0.12)          0.00                0.00
                                                              ------         ------         ------              ------
Total distributions                                            (0.03)         (0.12)          0.00                0.00
                                                              ------         ------         ------              ------

Net asset value, end of period                                $ 9.36         $10.98         $10.73              $12.04
                                                              ------         ------         ------              ------
                                                              ------         ------         ------              ------
TOTAL RETURN                                                  (14.53%)         3.50%        (10.86%)             20.40%++<F8>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $10,119        $11,304        $13,835              $9,992

Ratio of expenses to average net assets:
     Before expense reimbursement                               2.50%          2.42%          2.01%               4.39%+<F7>
     After expense reimbursement                                1.95%          1.95%          1.95%               1.95%+<F7>

Ratio of net investment (loss) / income
  to average net assets
     After expense reimbursement                               (0.74%)        (0.17%)        (0.26%)              0.07%+<F7>

Portfolio turnover rate                                       200.78%        187.57%        181.51%             211.31%

   *<F5>   Commencement of operations.
  **<F6>   Amount distributed represents less than one-half of one cent per share.
   +<F7>   Annualized.
  ++<F8>   Not Annualized
  ++<F9>   Computed using average shares outstanding.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT NOVEMBER 30, 2002

NOTE 1 - ORGANIZATION

    The Howard Capital Appreciation Fund, formerly Howard Equity Fund, (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek growth of capital. The Fund attempts to achieve its objective by investing primarily in equity securities of large to mid capitalization companies. The Fund began operations on December 29, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

     D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

     E. Securities Sold Short. The Fund may sell securities it does not own in anticipation of a decline in the market value of the securities. The Fund will generally borrow the security (generally from the broker through which the short sale is made) sold short in order to make delivery to the buyer then replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the proceeds of the short sale are retained by the broker and the Fund is required to pay to the broker a negotiated portion of any dividend or interest which accrue during the period of the loan. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale as the price of the security increases. Losses on securities sold short may be unlimited.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    For the year ended November 30, 2002, Howard Capital Management (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended November 30, 2002, the Fund incurred $98,493 in Advisory Fees.

    The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.95% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended November 30, 2002, the Advisor reduced its fees in the amount of $54,268; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $221,405 and expire as follows:

                            Year             Amount
                            ----             ------
                            2004           $113,646
                            2005            107,759
                                           --------
                                           $221,405
                                           --------
                                           --------

    U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   Fund asset level                           Fee rate
   ----------------                           --------
   Less than $15 million                      $30,000
   $15 million to less than $50 million       0.20% of average daily net assets
   $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
   More than $150 million                     0.05% of average daily net assets

    The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended November 30, 2002, the Fund paid the Distribution Coordinator $24,623.

    Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    For the year ended November 30, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $13,176,287 and $12,685,755, respectively.

NOTE 5 - INCOME TAXES

    Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

    As of November 30, 2002, the components of net assets on a tax basis were as follows:

        Cost of investments                   $ 9,722,322

        Gross tax unrealized appreciation         207,556
        Gross tax unrealized depreciation      (2,199,625)
                                              -----------
        Net tax unrealized depreciation       $(1,992,069)
                                              -----------
                                              -----------

        Capital loss carryforward expires as follows:

                                  Year            Amount
                                  ----            ------
                                  2007        $  (177,758)
                                  2009         (1,232,062)
                                  2010           (613,428)
                                              -----------
                                              $(2,023,248)
                                              -----------
                                              -----------

    Net investment loss differs for financial statement and tax purposes due to differing treatments of net operating losses.

    The tax character of distributions paid during the years ended November 30, 2002 and November 30, 2001 was as follows:

                                           2002        2001
                                           ----        ----
        Ordinary income                  $27,851    $    235
        Long-term capital gains                0     146,109
                                         -------    --------
                                         $27,851    $146,344
                                         -------    --------
                                         -------    --------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Howard Capital Appreciation Fund

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Howard Capital Appreciation Fund, formerly Howard Equity Fund, a series of Advisor Series Trust, (the "Fund") at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from December 29, 1998 (commencement of operations) through November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York
January 17, 2003

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

    The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling the advisor.

                              INDEPENDENT TRUSTEES
                              --------------------

                                    Term of                                                # of Funds
                       Position     Office and                                             in complex
Name, Age              Held with    Length of     Principal Occupation                     overseen      Other Directorships
and Address            the Trust    Time Served   During Past Five Years                   by Trustee    Held by Trustee
-----------            ---------    -----------   ----------------------                   ----------    -------------------
Walter E. Auch         Trustee      Indefinite    Management Consultant                    17            Nicholas-Applegate Funds,
(Born 1921)                         Term                                                                 Salomon Smith Barney
2020 E. Financial Way                                                                                    Funds, Bayan Strategic
Glendora, CA 91741                  Since 1997                                                           Realty Trust, Legend
                                                                                                         Properties, Pimco Advisors
                                                                                                         LLP, and Senele Group

James Clayburn         Trustee      Indefinite    Dean Emeritus, John E. Anderson          17            The Payden & Rygel
LaForce                             Term          Graduate School of Management,                         Investment Group, PIC
(Born 1927)                                       University of California, Los Angeles                  Investment Trust, PIC
2020 E. Financial Way               Since                                                                Small Cap Portfolio, PIC
Glendora, CA 91741                  May 2002                                                             Balanced Portfolio, PIC
                                                                                                         Growth Portfolio, PIC Mid
                                                                                                         Cap Portfolio, Provident
                                                                                                         Investment Counsel
                                                                                                         Institutional Money Market
                                                                                                         Fund, Black Rock Funds,
                                                                                                         Jacobs Engineering, Timken
                                                                                                         Co., Concervex

Donald E. O'Connor     Trustee      Indefinite    Financial Consultant; formerly           17            The Parnassus Fund, The
(Born 1936)                         Term          Executive Vice President and Chief                     Parnassus Income Fund,
2020 E. Financial Way                             Operating officer of ICI Mutual                        The Forward Funds
Glendora, CA 91741                  Since 1997    Insurance Company (until January,
                                                  1997); Vice President, Operations,
                                                  Investment Company Institute (until
                                                  July , 1993).

George J. Rebhan       Trustee      Indefinite    Retired; formerly President,             17            E*Trade Funds
(Born 1934)                         Term          Hotchkis and Wiley Funds (mutual
2020 E. Financial Way               Since         funds) from 1985 to 1993.
Glendora, CA 91741                  May 2002

George T. Wofford III  Trustee      Indefinite    Senior Vice President,                   17            Not Applicable
(Born 1939)                         Term          Information Services, Federal Home
2020 E. Financial Way                             Loan Bank of San Francisco.
Glendora, CA 91741                  Since 1997

                        INTERESTED TRUSTEES AND OFFICERS
                        --------------------------------

                                                                                           # of Funds
                                    Term of                                                in complex
                       Position     Office and                                             overseen
Name, Age              Held with    Length of     Principal Occupation                     by Trustee    Other Directorships
and Address            the Trust    Time Served   During Past Five Years                   or Officer    Held by Trustee or Officer
-----------            ---------    -----------   ----------------------                   ----------    --------------------------
Eric M. Banhazl        Trustee &    Indefinite    Senior Vice President, U.S. Bancorp      17            None
(Born 1957)            President    Term          Fund Services, LLC, the Fund's
2020 E. Financial Way                             administrator (since July, 2001);
Glendora, CA 91741                  Since 1997    Treasurer, Investec Funds; formerly,
                                                  Executive Vice President, Investment
                                                  Company Administration, LLC (ICA)
                                                  (The Fund's former administrator).

John S. Wagner         Treasurer    Indefinite    Assistant Vice President Compliance      17            None
(Born 1965)                         Term          and Administration, U.S. Bancorp
615 E. Michigan Street                            Fund Services, LLC since June 1999.
Milwaukee, WI 53202                 Since
                                    September
                                    2002

Chad E. Fickett        Secretary    Indefinite    Compliance Administrator, U.S.           17            None
(Born 1973)                         Term          Bancorp Fund Services, LLC since
615 E. Michigan Street                            July 2000.
Milwaukee, WI 53202                 Since March
                                    2002

            HOWARD
            CAPITAL MANAGEMENT

                                    ADVISOR
                           Howard Capital Management
                        45 Rockefeller Plaza, Suite 1440
                            New York, New York 10111

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                      615 East Michigan Street, 2nd FLOOR
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 (866) 205-0528

                            INDEPENDENT ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                 LEGAL COUNSEL
                            Paul, Hastings, Janofsky
                                 & Walker, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 866-205-0528.